UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22668

ETF Series Solutions
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Paul Fearday

ETF Series Solutions

615 East Michigan Street

Milwaukee, WI 53202
(Name and address of agent for service)

(414)-765-5346

Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: September 30, 2018

Item 1. Reports to Stockholders.

Semi-Annual Report

September 30, 2018

AlphaMark Actively Managed Small Cap ETF

Ticker: SMCP

AlphaMark Actively Managed Small Cap ETF

AlphaMark Actively Managed Small Cap ETF

September 30, 2018

Dear Shareholder:

The AlphaMark Actively Managed Small Cap ETF (the “Fund”) investment philosophy is founded on an appreciation of risk. We attempt to identify for the Fund high quality companies with strong cash flows. This strategy is used to provide the potential for growth while acknowledging the inherent risks of the stock market. Although the Trump Administration has imposed tariffs on many of our foreign trading partners, the most significant are the actions towards China. U.S. regulators went ahead with a planned 10% tax on a $200 billion list of 5,745 Chinese imports including bicycles and furniture. China’s customs agency said it responded by beginning to collect taxes of 10% on a $60 billion list of 5,207 American goods, from honey to industrial chemicals. These actions are a result of U.S. complaints that the Chinese steal or pressure foreign companies to hand over technology as well as the burgeoning trade deficit that the U.S. has with China. Trump also threatened to add $267 billion more in Chinese imports to the target list if Beijing retaliated for the latest U.S. taxes. That would cover nearly everything China sells to the United States. The United States imports over $430 billion of goods from China annually, while China only imports roughly $154 billion worth of American goods. The Trump administration wants to “equalize” or minimize the trade deficit to give American companies equal opportunities to compete. A new trade agreement replacing NAFTA (North American Free Trade Agreement) has been reached with Mexico and Canada. It should be signed and completed by the end of November. The tariffs and threatened tariffs towards our European partners impact auto sales to a large extent. This is causing strain on the auto industry. The good news is that the U.S. is in a very strong position. Economists forecast that even at full scale trade war, it may only shave off 0.2% to 0.3% in U.S. economic growth. No one wants to implement policies that slow growth down, however, the administration feels confident that, in the end, U.S. companies will benefit from more fair competition and become stronger players internationally.

The biggest impact of the tariffs will be felt by all of the emerging economies that trade with China. The Shanghai Stock Exchange Index is down almost 10% year to date and the MSCI Emerging Market Index is down over 9% year to date. Generally, the Basic Materials sector falls when emerging markets are experiencing trouble. The Consumer Staples sector is vulnerable to inflationary pressure on commodities and can experience volatility during times of inflation, whether caused by demand or tariffs. As we had mentioned earlier, the auto industry is already experiencing slowing demand. Most stocks tied to the auto industry have experienced declines. The rest of the Consumer Discretionary sector has been performing very strong. The tariffs have not had an effect on the Financial sector, however, interest rates have. The market does not perceive inflation as much of a threat, even as we stare at the prospect of rising costs

AlphaMark Actively Managed Small Cap ETF

via tariffs. Because of this, long term rates have hovered around the 3% range (levels where banks lend money) while the cost of borrowing funds for banks has been on the rise as the Fed raises rates. This results in net interest margin pressure, not helping bank profits. It is our belief that the market is mispricing these stocks and that inflation will become a reality as wage pressures persist. Banks will likely make more money as inflation creeps into the system and their lending rates rise. In addition, these stocks have historically been great dividend payers, even if their prices have been held in check. We made the moves into this space in late 2017 and earlier this year. We have always felt it is better to be early versus being late.

As investors have shied away from the Consumer Staples and Financial stocks, their money has flowed into Technology stocks, specifically, the stocks with the highest valuations. In addition, Health Care and Communication stocks have had a strong run in 2018. Late in 2017 and early 2018 we made the decision to be a little more “conservative” with the portfolio as Technology valuations continued to rise into the stratosphere. It is our philosophy to avoid the riskiest stocks. We believe it is better to be a consistent grower versus taking big risks buying overvalued companies

The Energy sector has not been affected by the trade war. In fact, oil prices have risen and this in turn has been a boon to energy companies (also another inflationary stimulus). China has indicated a willingness to cut down on some of the trade deficit by importing more natural gas from the U.S. So far this has not been an important tradeoff for the Trump Administration and prices have not moved much. We will be watching this closely.

Our approach to owning equities has always been grounded by an appreciation for risk. We seek out companies that have consistently grown sales, earnings and cash flow, that are priced at a reasonable level for their growth prospects. During times of turmoil, this style of investing works to reduce volatility in the portfolio. During times of irrational market surges, this style of investing will not produce those types of risky results. No one can know when this bull market will end. We will remain invested, while maintaining a keen eye towards risk reduction. The economy is very strong and should keep the bull market alive for some time. The last nine years produced some outstanding equity returns. We feel it is best to have realistic expectations for the foreseeable future and remember that controlling risk is a priority.

During the six-month period ended September 30, 2018 (the “Period”), the net asset value per share of the Fund increased from $25.00 to $26.68, a total return of 6.71%. The market price increased from $25.05 to $26.64, a total return of 6.34%. During this Period, the Russell 2000® Total Return Index gained 11.61%. The main contributors of gains in the Fund during the Period came from the following: Health Insurance Innovations, Inc. +149.7%, BioTelemetry, Inc. +120.7%, RealPage, Inc.

AlphaMark Actively Managed Small Cap ETF

+31.1%, Shutterstock, Inc. +29.0%, Enanta Pharmaceuticals, Inc. +25.2% and K12, Inc. +24.6%. The main contributors of loss in the Fund came from the following: LGI Homes, Inc. -31.9%, Lonestar Resources US, Inc. -22.4%, Net 1 UEPS Technologies, Inc. -17.9%, MarketAxess Holdings, Inc. -17.6%, and Maxlinear, Inc. -17.0%). We continue to maintain a portfolio that is diversified across the various sectors of the economy.

As of September 30, 2018, the Fund’s assets were invested among 33 stock positions. Our largest areas of investment were: Health Care (25%), Consumer Discretionary (22%), Financials (20%), Technology (16%) and Industrials (9%). Cash equivalents represented 6% of the Fund’s net assets. We continue to seek out stocks that are a good value to their growth potential. It has become increasingly difficult as the market keeps rising and is creating an environment which we believe is unsustainable.

As of September 30, 2018, the Fund had net assets of $26.7 million.

In conclusion, no investment style will outperform every year. The nature of the market is change and volatility. We continually review current holdings for any weaknesses and adjust when necessary. We believe that we have to be very selective in the companies that we choose to add, because, in our opinion, the market is reaching a tipping point. We will continue to seek out high quality companies that are producing consistent cash flows. These are the types of companies that we believe can add value in this market environment.

Sincerely,

Michael L. Simon
President and Chief Investment Officer
AlphaMark Advisors, LLC

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

Must be preceded or accompanied by a current prospectus.

The MSCI Emerging Markets Index captures large and mid-cap representation across 24 Emerging Markets (EM) countries. With 1,151 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. One cannot invest directly in an index.

AlphaMark Actively Managed Small Cap ETF

The Russell 2000® Index measures the performance of approximately 2,000 small-cap companies in the Russell 3000® Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000® serves as a benchmark for small-cap stocks in the United States. One cannot invest directly in an index.

The Shanghai Stock Exchange Index, also known as SSE Index, is a stock market index of all stocks (A shares and B shares) that are traded at the Shanghai Stock Exchange.

Investing involves risk. Principal loss is possible. When the Fund invests in ADRs as a substitute for an investment directly in the underlying shares, the Fund is exposed to the risk that the ADRs may not provide a return that corresponds precisely with that of the underlying shares. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. A fund that concentrates its investments in the securities of a particular sector area may be more volatile than a fund that invests in a broader range of industries. The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. Real Estate Investment Trusts (“REITs”) may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. Investing in investment companies, such as ETFs will subject the Fund to additional expenses of each investment company and risk of owning the underlying securities held by each. ETFs may trade at a premium or discount to their net asset value. ETFs are bought and sold at market price and not individually redeemed from the Fund. Brokerage commissions will reduce returns.

Earnings growth is not representative of the Fund’s future performance.

Fund holdings and sector allocations are subject to change any time and should not be considered a recommendation to buy or sell any security. For a complete list of Fund holdings please refer to the Schedule of Investments in this report.

Market returns are based on the daily composite close price from all active exchanges at 4:00 p.m. Eastern time and do not represent the returns you would receive if you traded shares at other times.

AlphaMark Advisors LLC is the Adviser to the AlphaMark Actively Managed Small Cap ETF which is distributed by Quasar Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

Diversification does not assure a profit or protect against loss in a declining market.

AlphaMark Actively Managed Small Cap ETF

PORTFOLIO ALLOCATION
As of September 30, 2018 (Unaudited)

Sector	Percentage of Net Assets
Manufacturing♦	34.7%
Finance and Insurance	20.9
Professional, Scientific, and Technical Services	12.1
Information	7.0
Retail Trade	5.8
Short-Term Investments	5.5
Management of Companies and Enterprises	4.9
Educational Services	3.9
Mining, Quarrying, Oil and Gas Extraction	2.2
Construction	2.1
Information Technology	0.9
Liabilities in Excess of Other Assets	0.0+
Total	100.0%

+	Represents less than 0.05% of net assets.
♦	To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

AlphaMark Actively Managed Small Cap ETF SCHEDULE OF INVESTMENTS September 30, 2018 (Unaudited)
Shares	Security Description	Value
	COMMON STOCKS — 94.5%
	Construction — 2.1%
11,867	LGI Homes, Inc. (a)	$562,970

	Educational Services — 3.9%
59,078	K12, Inc. (a)	1,045,680

	Finance and Insurance — 20.9%
17,429	Alarm.com Holdings, Inc. (a)	1,000,425
17,620	Health Insurance Innovations, Inc. - Class A (a)	1,086,273
17,429	Live Oak Bancshares, Inc.	467,097
4,415	MarketAxess Holdings, Inc.	788,033
106,900	Net 1 UEPS Technologies, Inc. (a)	855,200
12,924	Preferred Bank	756,054
11,810	Walker & Dunlop, Inc.	624,513
		5,577,595
	Information — 7.0%
17,880	Shutterstock, Inc.	975,890
27,715	Upland Software, Inc. (a)	895,472
		1,871,362
	Information Technology — 0.9%
24,702	Cheetah Mobile, Inc. - ADR (a)	242,821

	Management of Companies and Enterprises — 4.9%
6,304	Cooper-Standard Holdings, Inc. (a)	756,354
6,191	NV5 Global, Inc. (a)	536,760
		1,293,114
	Manufacturing — 34.7%♦
27,953	AMAG Pharmaceuticals, Inc. (a)	559,060
16,740	BioTelemetry, Inc. (a)	1,078,893
10,979	Emergent BioSolutions, Inc. (a)	722,748
9,310	Enanta Pharmaceuticals, Inc. (a)	795,633
80,953	Extreme Networks, Inc. (a)	443,622
19,116	II-VI, Inc. (a)	904,187
41,111	Motorcar Parts of America, Inc. (a)	964,053
16,477	Nanometrics, Inc. (a)	618,217

The accompanying notes are an integral part of these financial statements.

AlphaMark Actively Managed Small Cap ETF SCHEDULE OF INVESTMENTS September 30, 2018 (Unaudited) (Continued)
Shares	Security Description	Value
	COMMON STOCKS — 94.5% (Continued)
	Manufacturing — 34.7%♦ (Continued)
25,506	Natus Medical, Inc. (a)	$909,289
12,762	Patrick Industries, Inc. (a)	755,510
36,620	TTM Technologies, Inc. (a)	582,624
64,286	Xcerra Corporation (a)	917,361
		9,251,197
	Mining, Quarrying, and Oil and Gas Extraction — 2.2%
76,191	Lonestar Resources US, Inc. - Class A (a)	593,528

	Professional, Scientific, and Technical Services — 12.1%
14,978	AMN Healthcare Services, Inc. (a)	819,297
28,689	Echo Global Logistics, Inc. (a)	887,925
15,005	RealPage, Inc. (a)	988,829
5,429	SPS Commerce, Inc. (a)	538,774
		3,234,825
	Retail Trade — 5.8%
48,616	Diplomat Pharmacy, Inc. (a)	943,636
28,572	MarineMax, Inc. (a)	607,156
		1,550,792
	TOTAL COMMON STOCKS (Cost $21,115,218)	25,223,884

	SHORT-TERM INVESTMENTS — 5.5%
1,467,333	Fidelity® Institutional Money Market Funds - Government Portfolio, Class I, 1.96%*	1,467,333
	TOTAL SHORT-TERM INVESTMENTS (Cost $1,467,333)	1,467,333
	Total Investments — 100.0% (Cost $22,582,551)	26,691,217
	Liabilities in Excess of Other Assets — (0.0)% +	(14,651)
	NET ASSETS — 100.0%	$26,676,566

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
*	Rate shown is the annualized seven-day yield as of September 30, 2018.
+	Represents less than 0.05% of net assets.
♦	To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

The accompanying notes are an integral part of these financial statements.

AlphaMark Actively Managed Small Cap ETF STATEMENT OF ASSETS & LIABILITIES September 30, 2018 (Unaudited)
ASSETS
Investments in securities, at value (Cost $22,582,551)	$26,691,217
Dividends and interest receivable	5,722
Total assets	26,696,939

LIABILITIES
Management fees payable	20,373
Total liabilities	20,373

NET ASSETS	$26,676,566

Net Assets Consist of:
Paid-in capital	$25,359,079
Total distributable earnings (accumulated deficit)	1,317,487
Net assets	$26,676,566

Net Asset Value:
Net assets	$26,676,566
Shares outstanding ^	1,000,000
Net asset value, offering and redemption price per share	$26.68

^	No par value, unlimited number of shares authorized.

The accompanying notes are an integral part of these financial statements.

AlphaMark Actively Managed Small Cap ETF STATEMENT OF OPERATIONS For the Six-Months Ended September 30, 2018 (Unaudited)
INCOME
Dividends	$74,737
Interest	33,776
Total investment income	108,513

EXPENSES
Management fees	124,681
Total expenses	124,681
Net investment income (loss)	(16,168)

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	1,579,814
Change in unrealized appreciation (depreciation) on investments	215,673
Net realized and unrealized gain (loss) on investments	1,795,487
Net increase (decrease) in net assets resulting from operations	$1,779,319

The accompanying notes are an integral part of these financial statements.

AlphaMark Actively Managed Small Cap ETF STATEMENTS OF CHANGES IN NET ASSETS
	Six-Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018
OPERATIONS
Net investment income (loss)	$(16,168)	$(149,195)
Net realized gain (loss) on investments	1,579,814	1,728,093
Change in unrealized appreciation (depreciation) on investments	215,673	(879,262)
Net increase (decrease) in net assets resulting from operations	1,779,319	699,636

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	—	—
Payments for shares redeemed	(1,351,215)	(1,286,350)
Net increase (decrease) in net assets derived from capital share transactions (a)	(1,351,215)	(1,286,350)
Net increase (decrease) in net assets	$428,104	$(586,714)

NET ASSETS
Beginning of period/year	$26,248,462	$26,835,176
End of period/year	$26,676,566	$26,248,462 *

(a)	A summary of capital share transactions is as follows:

	Six-Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018
	Shares	Shares
Subscriptions	—	—
Redemptions	(50,000)	(50,000)
Net increase (decrease)	(50,000)	(50,000)

*	Includes accumulated undistributed net investment income of $38,066.

The accompanying notes are an integral part of these financial statements.

AlphaMark Actively Managed Small Cap ETF FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period/year
	Six-Months Ended September 30, 2018 (Unaudited)		Year Ended March 31, 2018	Year Ended March 31, 2017	Period Ended March 31, 2016(1)
Net asset value, beginning of period/year	$25.00		$24.40	$22.58	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)	(0.02)		(0.14)	(0.05)	(0.08)
Net realized and unrealized gain (loss) on investments	1.70		0.74	1.87	(2.34)
Total from investment operations	1.68		0.60	1.82	(2.42)

Net asset value, end of period/year	$26.68		$25.00	$24.40	$22.58

Total return	6.71	%(3)	2.47%	8.12%	-9.66	%(3)

SUPPLEMENTAL DATA:
Net assets at end of period/year (000's)	$26,677		$26,248	$26,835	$24,841

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.90	%(4)	0.90%	0.90%	0.90	%(4)
Net investment income (loss) to average net assets	-0.12	%(4)	-0.56%	-0.23%	-0.39	%(4)

Portfolio turnover rate (5)	48	%(3)	41%	47%	52	%(3)

(1)	Commencement of operations on April 20, 2015.
(2)	Calculated based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

AlphaMark Actively Managed Small Cap ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2018 (Unaudited)

NOTE 1 – ORGANIZATION

AlphaMark Actively Managed Small Cap ETF (the “Fund”) is a diversified series of ETF Series Solutions (“ESS” or the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on February 9, 2012. The Trust is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of the Fund is to seek long-term growth of capital. The Fund commenced operations on April 20, 2015.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.

Security Valuation. All equity securities, including domestic and foreign common stocks, preferred stocks, and exchange traded funds that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively, “Nasdaq”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Investments in mutual funds, including money market funds, are valued at their net asset value (“NAV”) per share. Short-term securities that have maturities of less than 60 days at the time of purchase are valued at amortized cost, which, when combined with accrued interest, approximates fair value.

AlphaMark Actively Managed Small Cap ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2018 (Unaudited) (Continued)

Securities for which quotations are not readily available are valued at their respective fair values in accordance with pricing procedures adopted by the Fund’s Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

AlphaMark Actively Managed Small Cap ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2018 (Unaudited) (Continued)

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2018:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$25,223,884	$—	$—	$25,223,884
Short-Term Investments	1,467,333	—	—	1,467,333
Total Investments in Securities	$26,691,217	$—	$—	$26,691,217

^	See Schedule of Investments for sector breakouts.

For the six-months ended September 30, 2018, the Fund did not recognize any transfers to or from Level 3.

B.

Federal Income Taxes. The Fund’s policy is to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all net taxable investment income and net capital gains to shareholders. Therefore, no federal income tax provision is required. The Fund plans to file U.S. Federal and various state and local tax returns.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the most recently completed fiscal period end, the Fund did not incur any interest or penalties.

C.

Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

AlphaMark Actively Managed Small Cap ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2018 (Unaudited) (Continued)

Distributions received from the Fund’s investments in publicly traded partnerships are generally comprised of ordinary income and return of capital from the partnerships. The Fund allocates distributions between investment income and return of capital based on estimates. Such estimates are based on information provided by each partnership and other industry sources. These estimates may subsequently be revised based on actual allocations received from partnerships after their tax reporting periods are concluded as the actual character of these distributions is not known until after the fiscal year end of the Fund. There were no investments in publicly traded partnerships during the six-month period ending September 30, 2018.

D.

Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gain on securities for the Fund are declared and paid by the Fund on an annual basis. Distributions are recorded on the ex-dividend date.

E.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

F.

Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund’s NAV per share.

G.

Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

H.

Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share.

AlphaMark Actively Managed Small Cap ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2018 (Unaudited) (Continued)

The permanent differences primarily relate to partnerships and net operating losses. For the year ended March 31, 2018, the following table shows the reclassifications made:

Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
$133,954	$(296,896)	$162,942

I.

Subsequent Events. In preparing these financial statements, Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. There were no events or transactions that occurred during the period subsequent to September 30, 2018, that materially impacted the amounts or disclosures in the Fund’s financial statements.

J.

New Accounting Prouncements. In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has evaluated ASU 2018-13 and has adopted the Disclosure Framework.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

AlphaMark Advisors, LLC (“the Adviser”), serves as the investment adviser to the Fund. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser also arranges for the transfer agency, custody, fund administrations and accounting, and all other related services necessary for the Fund to operate. Under the Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund, except for: the fee paid to the Adviser pursuant to the Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and

AlphaMark Actively Managed Small Cap ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2018 (Unaudited) (Continued)

other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses. For services provided to the Fund, the Fund pays the Adviser 0.90% at an annual rate based on the Fund’s average daily net assets.

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (“Fund Services” or “Administrator”) acts as the Fund’s Administrator and, in that capacity, performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; and monitors the activities of the Fund’s Custodian, transfer agent, and fund accountant. Fund Services also serves as the transfer agent and fund accountant to the Fund. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Fund’s Custodian.

Quasar Distributors, LLC, (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

A Trustee and all officers of the Trust are affiliated with the Administrator, Distributor, and Custodian.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

During the six-months ended September 30, 2018, purchases and sales of securities by the Fund, excluding short-term securities and in-kind transactions, were $13,923,828 and $11,407,392, respectively.

During the six-months ended September 30, 2018, there were no purchases or sales of U.S. Government securities.

During the six-months ended September 30, 2018, in-kind transactions associated with redemptions were $1,240,988 and there were no creations.

NOTE 5 – INCOME TAX INFORMATION

The amount and character of tax-basis distributions and composition of net assets, including undistributed (accumulated) net investment income (loss), are analyzed at fiscal year-end; accordingly, tax-basis balances have not been determined for the six-month period ended September 30, 2018.

AlphaMark Actively Managed Small Cap ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2018 (Unaudited) (Continued)

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes at March 31, 2018 were as follows:

Investments
Tax cost of investments	$22,555,639
Gross tax unrealized appreciation	5,630,090
Gross tax unrealized depreciation	(1,737,097)
Total unrealized appreciation/(depreciation)	$3,892,993
Undistributed ordinary income	—
Undistributed long-term capital gains	—
Total distributable earnings	—
Other accumulated gain/(loss)	(4,354,825)
Total accumulated gain/(loss)	$(461,832)

As of March 31, 2018, the Fund deferred, on a tax-basis, late-year losses of $38,066 and no post-October capital losses.

As of March 31, 2018, the Fund had a short-term capital loss carryforward of $2,064,594 and a long-term capital loss carryforward of $2,252,165. These amounts do not have an expiration date. During the year ended March 31, 2018, the Fund utilized $1,431,197 of its capital loss carryforward.

There were no distributions paid by the Fund during the six-months ended September 30, 2018 and year ended March 31, 2018.

NOTE 6 – SHARE TRANSACTIONS

Shares of the Fund are listed and traded on Nasdaq Stock Market, LLC. Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV only in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem

AlphaMark Actively Managed Small Cap ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2018 (Unaudited) (Continued)

the shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front end sales load, no deferred sales charges, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed creation transaction fee for the Fund is $250, payable to the Custodian. The fixed creation fee may be waived on certain orders if the Fund’s custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate the Fund for the transaction costs associated with the cash transactions. Variable fees received by the Fund, if any, are displayed in the capital share transactions section of the Statement of Changes in Net Assets. There were no variable fees received during the period. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

NOTE 7 – PRINCIPAL RISK

Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

AlphaMark Actively Managed Small Cap ETF

EXPENSE EXAMPLE
For the Six-Months Ended September 30, 2018 (Unaudited)

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2018 – September 30, 2018).

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Expenses Paid During the Period(1)
Actual	$1,000.00	$1,067.10	$4.66
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.56	$4.56

(1)	The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio, 0.90%, multiplied by the average account value during the period, multiplied by the number of days in the most recent six-month period, 183 days, divided by the number of days in the most recent fiscal twelve-month period, 365 days.

AlphaMark Actively Managed Small Cap ETF

APPROVAL OF ADVISORY AGREEMENT & BOARD CONSIDERATION
(Unaudited)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held on April 12, 2018 (the “Meeting”), the Board of Trustees (the “Board”) of ETF Series Solutions (the “Trust”) considered the approval of the Advisory Agreement (the “Advisory Agreement”) between AlphaMark Advisors, LLC (the “Adviser”) and the Trust, on behalf of the AlphaMark Actively Managed Small Cap ETF (the “Fund”).

Prior to the Meeting, the Board, including the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), reviewed written materials from the Adviser regarding, among other things: (i) the nature, extent, and quality of the services provided by the Adviser; (ii) the historical performance of the Fund; (iii) the cost of the services provided and the profits realized by the Adviser and its affiliates from services rendered to the Fund; (iv) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (v) the extent to which economies of scale have been or are expected to be realized as the Fund grows and whether the advisory fee for the Fund reflects these economies of scale for the benefit of the Fund; and (vi) any other financial benefits to the Adviser and its affiliates resulting from services rendered to the Fund.

The Board also considered that the Adviser, along with other service providers of the Fund, had provided written updates on the Fund and each firm over the course of the year, and the Board considered that information alongside the Materials in its evaluation of the Adviser’s fees and other aspects of the Advisory Agreement. The Board then discussed the Materials that it had received and any other information that the Board received at the Meeting, and deliberated on the approval of the Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important or controlling.

Approval of the Advisory Agreement with the Adviser

Nature, Extent, and Quality of Services Provided. The Trustees considered the scope of services provided under the Advisory Agreement, noting that the Adviser would continue to provide investment management services to the Fund. In considering the nature, extent, and quality of the services provided by the Adviser, the Board considered the quality of the Adviser’s compliance infrastructure and past reports from the Trust’s Chief Compliance Officer. The Board also considered its previous experience with the Adviser providing investment management services to the Fund. The Board noted that it had previously received a copy of the Adviser’s registration form (“Form ADV”), as well as the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the firm’s management and staff.

AlphaMark Actively Managed Small Cap ETF

APPROVAL OF ADVISORY AGREEMENT & BOARD CONSIDERATION
(Unaudited) (Continued)

The Board also considered other services currently provided by the Adviser to the Fund, such as monitoring adherence to the Fund’s investment restrictions and monitoring compliance with various policies and procedures and with applicable securities regulations.

Historical Performance. The Board noted that it had received information regarding the Fund’s performance as of December 31, 2017 in the Materials and compared the Fund’s performance to that of its benchmark indexes, the Russell 2000 Index and the Russell 2000 Growth Index, for the same period. The Board noted that, for the 1-year period ended December 31, 2017, the Fund had outperformed the Russell 2000 Index, but underperformed the Russell 2000 Growth Index. Additionally, the Board noted that the Fund had significantly underperformed both benchmark indexes for the period since inception. The Board further noted that the Fund had commenced operations in 2015, and consequently, the since inception period was a relatively short period by which to judge the Fund’s performance. The Board noted that it would continue to monitor the Fund’s performance over longer periods of time.

Cost of Services Provided and Economies of Scale. The Board reviewed the expense ratio for the Fund and compared it to the universe of Small Growth ETFs as reported by Morningstar (the “Category Peer Group”). The Board noted that the Category Peer Group was predominantly composed of index-based ETFs and only a single other actively-managed ETF. The Board noted that, while the expense ratio for the Fund was higher than the median of its Category Peer Group, the Fund’s expense ratio was the same as the only other actively-managed ETF in the Category Peer Group. The Board further noted that the Category Peer Group contained a significant number of low-cost passively-managed funds that are part of large fund families and may not allow for an apt comparison because such funds may be launched for reasons not related to the adviser generating a profit from the particular peer fund, such as to protect the market share of the overall fund family. The Board also noted that such funds may benefit from an unusually low cost structure based on the scale of their fund family.

The Board took into consideration that the advisory fee for the Fund was a “unified fee,” meaning the Fund paid no expenses other than the advisory fee and certain other costs such as interest, brokerage and extraordinary expenses and, to the extent it is implemented, fees pursuant to a Distribution and/or Shareholder Servicing (12b-1) Plan. The Board noted that the Adviser continued to be responsible for compensating the Trust’s other service providers and paying the Fund’s other expenses out of its own fee and resources. The Board also evaluated the compensation and benefits received by the Adviser from its relationship with the Fund, taking into account analyses of the Adviser’s profitability with respect to the Fund. The Board further determined that,

AlphaMark Actively Managed Small Cap ETF

APPROVAL OF ADVISORY AGREEMENT & BOARD CONSIDERATION
(Unaudited) (Continued)

based on the amount and structure of the Fund’s unitary fee, such economies of scale are currently shared with Fund shareholders, although the Board intends to monitor fees as the Fund grows in size and assess whether fee breakpoints may be warranted.

Conclusion. No single factor was determinative of the Board’s decision to approve the Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the Advisory Agreement was in the best interests of the Fund and its shareholders.

AlphaMark Actively Managed Small Cap ETF

FEDERAL TAX INFORMATION
(Unaudited)

For the fiscal year ended March 31, 2018, certain dividends paid by the Fund may be subject to a maximum rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividend received deduction for the fiscal year ended March 31, 2018 was 0.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund were 0.00%.

INFORMATION ABOUT PORTFOLIO HOLDINGS
(Unaudited)

The Fund files its complete schedules of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling toll-free at (800) 617-0004. Furthermore, you may obtain the Form N-Q on the SEC’s website at www.sec.gov. The Fund’s portfolio holdings are posted on its website at www.alphamarkadvisors.com/etf/ daily.

INFORMATION ABOUT PROXY VOTING
(Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge, upon request, by calling toll-free at (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.alphamarkadvisors.com/etf/.

When available, information regarding how the Fund voted proxies relating to portfolio securities during the twelve-months ending June 30 is available by calling toll-free at (800) 617-0004 or by accessing the SEC’s website at www.sec.gov.

AlphaMark Actively Managed Small Cap ETF

INFORMATION ABOUT THE FUND’S TRUSTEES
(Unaudited)

The SAI includes additional information about the Trustees and is available without charge, upon request, by calling toll free at (800)-617-0004, by accessing the SEC’s website at www.sec.gov or by accessing the Fund’s website at www.alphamarkadvisors.com/etf/.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(Unaudited)

Information regarding how often shares of the Fund trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available, without charge, on the Fund’s website at www.alphamarkadvisors.com/etf/.

Adviser

AlphaMark Advisors, LLC

810 Wright’s Summit Pkwy, Suite 100

Fort Wright, Kentucky 41011

Distributor

Quasar Distributors, LLC

777 East Wisconsin Avenue, 6th Floor

Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association

1555 North Rivercenter Drive, Suite 302

Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

342 North Water Street, Suite 830

Milwaukee, Wisconsin 53202

Legal Counsel

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

AlphaMark Actively Managed Small Cap ETF

Symbol – SMCP

CUSIP – 26922A834

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annul reports.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees

Item 11. Controls and Procedures.

(a)	The Registrant’s President (principal executive officer) and Assistant Treasurer (acting principal financial officer) have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable

(2) A separate certification for each principal executive officer and acting principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ETF Series Solutions

By (Signature and Title)*		/s/ Paul R. Fearday
Paul R. Fearday, President (principal executive officer)

Date	November 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Paul R. Fearday
Paul R. Fearday, President (principal executive officer)

Date	November 26, 2018

By (Signature and Title)*		/s/ Elizabeth A. Winske
Elizabeth A. Winske, Assistant Treasurer (acting principal financial officer)

Date	November 26, 2018

*	Print the name and title of each signing officer under his or her signature.